UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2019

Vaxart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Utah Ave. Suite 200 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2019 Equity Incentive Plan

On April 23, 2019, Vaxart, Inc. held its 2019 Annual Meeting of Stockholders, or the 2019 Annual Meeting, at 395 Oyster Point Boulevard, South San Francisco, California 94080. At the 2019 Annual Meeting our stockholders approved the Vaxart, Inc. 2019 Equity Incentive Plan, or the 2019 Plan, and initially reserved 1,600,000 shares for future issuance thereunder to our executive officers, employees, members of the board of directors and consultants, as described in our definitive proxy statement on Schedule 14A for the 2019 Annual Meeting filed with the Securities and Exchange Commission on March 11, 2019, or the Proxy Statement. A summary of the 2019 Plan is set forth in the Proxy Statement. That summary and the foregoing description of the 2019 Plan are qualified in their entirety by reference to the text of the 2019 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2019 Annual Meeting our stockholders approved a Certificate of Amendment to our Restated Certificate of Incorporation, or the Certificate, to decrease the authorized number of shares of common stock, par value $0.10 per share, from 200,000,000 to 100,000,000 shares. On April 23, 2019, the Certificate was filed with the Secretary of State of the State of Delaware. The Certificate is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, our stockholders voted on five proposals, each of which is described in more detail in Proxy Statement. The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the 2019 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

Proposal 1. Stockholders elected the six nominees for directors to serve until Vaxart’s 2020 Annual Meeting of Stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Wouter Latour, M.D.	3,429,378	47,362	1,664,624
Geoffrey F. Cox, Ph.D.	3,416,559	60,181	1,664,624
Michael J. Finney, Ph.D.	3,259,486	217,254	1,664,624
Richard J. Markham	3,361,751	114,989	1,664,624
John P. Richard	3,375,210	101,530	1,664,624
Anne M. VanLent	3,375,278	101,462	1,664,624

Proposal 2. Stockholders approved the adoption of the Vaxart, Inc. 2019 Equity Incentive Plan and the reservation of 1,600,000 shares of common stock for issuance thereunder. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,203,510	269,015	4,215	1,664,624

Proposal 3. Stockholders approved an Amendment to our Restated Certificate of Incorporation to decrease the authorized number of shares of common stock, par value $0.10 per share, from 200,000,000 to 100,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,070,596	32,374	38,394	—

Proposal 4. Stockholders ratified the selection of KPMG LLP by the Audit Committee of our Board of Directors as our independent registered public accounting firm for the year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,112,324	13,373	15,667	—

Proposal 5. Stockholders approved, on an advisory basis, the compensation of our named executive officers as set forth in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,430,747	39,582	6,411	1,664,624

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Vaxart, Inc.
10.1	2019 Equity Incentive Plan.
10.2	Form of Stock Option Grant Notice, Stock Option Agreement and Notice of Exercise under the 2019 Equity Incentive Plan.
10.3	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the 2019 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: April 24, 2019

	By:	/s/ Wouter W. Latour, M.D.
Wouter W. Latour, M.D.
President and Chief Executive Officer